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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                   FORM 8-K/A
                    AMENDMENT NO. I TO 8K FILED ON JUNE 11, 1997

                                 CURRENT REPORT

                          Pursuant to Section 13 or 15(d)
                    of the Securities and Exchange Act of 1934

          Date of Report (date of earliest event reported) JUNE 5, 1997
                          Commission file number:  001-12391

                             -----------------------

                                PANAVISION INC.
               (Exact Name of Registrant as Specified in Charter)

                 DELAWARE                              13-3593063
     (State or Other Jurisdiction of                (I.R.S. Employer
              Incorporation)                       Identification No.)

           6219 DE SOTO AVENUE
        WOODLAND HILLS, CALIFORNIA                          91367
  (Address of Principal Executive Offices)                (Zip Code)

    Registrant's telephone number, including area code:  (818) 316-1000


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

                                PANAVISION INC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
  Discussion of Pro Forma Financial Information. . . . . . . . . . . . . . F-2

PRO FORMA FINANCIAL INFORMATION
  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31,
  1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-3

  Unaudited Pro Forma Condensed Consolidated Statement of Income
  for the Year Ended December 31, 1996 . . . . . . . . . . . . . . . . . . F-5

  Unaudited Pro Forma Condensed Consolidated Statement of Income
  for the Three Months Ended March 31, 1997. . . . . . . . . . . . . . . . F-8

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

  Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . .F-10

  Combined Profit and Loss Account . . . . . . . . . . . . . . . . . . . .F-11

  Combined Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . .F-12

  Combined Statement of Cash Flows . . . . . . . . . . . . . . . . . . . .F-13

  Notes to the Combined Financial Statements . . . . . . . . . . . . . . .F-14

EXHIBITS
  The following exhibits are filed as part of this report:

  2.1 Agreement, dated May 18, 1997, among Visual Action Holdings Plc, Panavision Europe Limited and Panavision Inc.

  2.2 Agreement, dated May 18, 1997, between Visual Action Holdings Plc and Panavision Inc.

  2.3 Stock Purchase Agreement, dated May 18, 1997, among Visual Action Holdings, Inc., Visual Action Holdings Plc and Panavision Inc.

  23.      Consent of Coopers & Lybrand, Chartered Accountants.

  99.1     Press Release issued by Panavision Inc., dated May 19, 1997.

  99.2     Press Release issued by Panavision Inc., dated June 5, 1997.

                                PANAVISION INC.

As previously reported in the Company's Form 8-K filed on June 11, 1997, the Company acquired substantially all of the assets of the Film Services Group of Visual Action Holdings, Plc (FSG) effective June 5, 1997 (the FSG Acquisition). The FSG Acquisition has been recorded under the purchase method of accounting, and accordingly, FSG's operating results have been included in the Company's financial statements from the acquisition date (June, 5, 1997). The purchase price was L37,500,000 (approximately $61,395,000) and was financed under a Credit Agreement dated June 5, 1997 between the Company and Chase Manhattan Bank.

The following unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1996 and for the three months ended March 31, 1997 have been prepared to illustrate the effects of the FSG Acquisition as if it had occurred at the beginning of each period presented. The following unaudited pro forma condensed consolidated balance sheet has been prepared to illustrate the effect of the FSG Acquisition as if it had occurred as of March 31, 1997. The pro forma adjustments and assumptions on which they are based are described in the accompanying notes.

The purchase price plus direct acquisition-related costs have been allocated based on estimated fair values of the acquired assets and assumed liabilities. The Company has also provided for expected lease cancellation costs and severance related to the acquired businesses. The allocation reflected in the accompanying unaudited pro forma condensed consolidated financial statements is preliminary and is subject to adjustments as the Company completes its study and evaluation of the acquired assets and assumed liabilities. The amounts for FSG included in the accompanying unaudited pro forma condensed consolidated financial statements are based on FSG's historical financial statements included elsewhere in this Form 8K/A and have been converted into US dollars at the appropriate exchange rates (after adjustment for minor differences between UK and the US generally accepted accounting principles, as more fully described in the notes to the FSG financial statements).

                                PANAVISION INC.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)




                                                     PANAVISION INC.      FSG                        PANAVISION INC.
                                                         MARCH 31,      MARCH 31,     PRO FORMA          COMBINED
ASSETS                                                     1997           1997       ADJUSTMENTS         PRO FORMA
                                                       ----------       --------      ---------           --------
Current assets:
 Cash and cash equivalents....................         $    1,687       $  2,243      $                   $  3,930
 Accounts receivable..........................             18,010         15,861                            33,871
 Inventories..................................              5,380          2,626                             8,006
 Prepaid expenses and other current assets....              2,096              -                             2,096
                                                       ----------       --------      ---------           --------
  Total current assets........................             27,173         20,730              -             47,903

Property, plant and equipment, net............            136,696         39,811         14,565  (1)       191,072
Deferred income tax assets....................              3,742              -          1,650  (2)         5,392
Other.........................................              3,865            348         10,985  (3)        15,198
                                                       ----------       --------      ---------           --------
  Total assets................................         $  171,476       $ 60,889      $  27,200           $259,565
                                                       ----------       --------      ---------           --------
                                                       ----------       --------      ---------           --------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable.............................         $    7,746       $ 29,062      $ (13,659) (4)      $ 23,149
 Acrued liabilities...........................             11,032              -                            11,032
 Current maturities of long-term debt.........              6,250              -                             6,250
 Other current liabilities....................              1,557              -          6,325  (5)         7,882
                                                       ----------       --------      ---------           --------
  Total current liabilities...................             26,585         29,062         (7,334)            48,313

Notes payable to affiliates ..................                  -
Long-term debt................................             47,250          3,863         58,000  (6)       109,113
Deferred income tax liabilities ..............                520              -          3,570  (2)         4,090
Other Liabilties .............................              1,539            928                             2,467

Commitments and Contingencies
Stockholders' equity:
 Common stock ................................                181              -                               181
 Additional paid-in capital ..................             76,109              -                            76,109
 Retained earnings............................             18,493         27,036        (27,036) (7)        18,493
 Foreign currency translation adjustment .....                799              -                               799
                                                       ----------       --------      ---------           --------
  Total stockholders' equity .................             95,582         27,036        (27,036)            95,582
                                                       ----------       --------      ---------           --------
  Total liabilites and stockholders' equity...         $  171,476       $ 60,889      $  27,200           $259,565
                                                       ----------       --------      ---------           --------
                                                       ----------       --------      ---------           --------

                                                                          F-3

                                PANAVISION INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(1)   To reflect the revaluation of fixed assets to estimated fair values.

(2) To provide deferred taxes for the revaluation of assets and liabilities.

(3) To record goodwill resulting from the revaluation of assets and liabilities as of March 31, 1997. Due to the operating results through the closing date of June 5, 1997, the actual amount of goodwill recorded is different than the amount reflected above.

(4)   To eliminate intercompany amounts due to Visual Action Holdings, Plc.

(5) To provide for acquisition costs and estimated costs for lease cancellations and severance.

(6)   To reflect additional borrowings required to complete the FSG
      Acquisition.

(7)   To eliminate FSG historical equity.

                                PANAVISION INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                    FSG           PANAVISION INC.
                                            PANAVISION                           PRO FORMA           COMBINED
                                            PRO FORMA(1)       FSG              ADJUSTMENTS          PRO FORMA
                                             ----------      ---------           ---------          -----------
Revenue  . . . . . . . . . . . . . . . . .   $  134,876      $  64,728           $  (5,580) (2)     $  194,024

Cost of sales. . . . . . . . . . . . . . .       66,668         30,765              (5,580) (2)
                                                                                      (204) (3)         91,649
                                             ----------      ---------           ---------          -----------
Gross margin . . . . . . . . . . . . . . .       68,208         33,963                 204             102,375

Operating costs. . . . . . . . . . . . . .       37,119         29,958                 312  (4)
                                                                                   (2,131)  (5)         65,258
                                             ----------      ---------           ---------          ----------
Operating income . . . . . . . . . . . . .       31,089          4,005               2,023              37,117

Interest income. . . . . . . . . . . . . .          331            195                                     526
Interest expense . . . . . . . . . . . . .        9,286            878               3,321  (6)         13,485
Foreign exchange gain. . . . . . . . . . .          368                                                    368
Other, net . . . . . . . . . . . . . . . .       (1,959)                                                (1,959)
                                             ----------      ---------           ---------          -----------
Income before income taxes . . . . . . . .       20,543          3,322              (1,298)             22,567
Income tax provision (benefit) . . . . . .        4,290            609  (7)             66  (7)          4,965
                                             ----------      ---------           ---------          -----------
Net income (loss). . . . . . . . . . . . .   $   16,253      $   2,713           $  (1,364)         $   17,602
                                             ----------      ---------           ---------          -----------
                                             ----------      ---------           ---------          -----------
Net income per common share. . . . . . . .   $     0.90                                             $     0.97

Shares used in computation . . . . . . . .       18,155                                                 18,155


                                 PANAVISION INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                             YEAR ENDED DECEMBER 31, 1996

(1) As more fully described in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Company effected a recapitalization transaction (the Recapitalizaton) in May 1996, and acquired substantially all of the assets of Lee Lighting Limited (Lee Lighting) effective July 1, 1996 (the Lee Lighting Acquisition). The Lee Lighting Acquisition was recorded under the purchase method of accounting, and accordingly, Lee Lighting's operating results have been included in the Company's financial statements from the acquisition date (July 1, 1996).

     The Panavision Pro Forma column in the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1996 on the preceding page, reflects the effects of the Recapitalization and the Lee Lighting Acquisition, as if they had occurred at the beginning of the period presented.

                                                        (IN THOUSANDS)
                                         HISTORICAL                         PRO FORMA ADJUSTMENTS
                                  ---------------------------    --------------------------------------------------
                                  PANAVISION     LEE LIGHTING                   LEE LIGHTING                            PANAVISION
                                      INC.        JAN - JUNE(a)  ELIMINATIONS   ACQUISITION        RECAPITALIZATION     PRO FORMA
                                    ---------      ---------        -------       --------            --------          ----------
Revenue  . . . . . . . . . . . . .  $ 124,638      $  10,400        $  (162)      $      -            $      -          $  134,876
Cost of Sales  . . . . . . . . . .     59,473          7,531           (336)                                                66,668
                                    ---------      ---------        -------       --------            --------          ----------
Gross margin . . . . . . . . . . .     65,165          2,869            174              -                   -              68,208
Operating costs  . . . . . . . . .     34,998          1,981                                               140  (b)         37,119
                                    ---------      ---------        -------       --------            --------          ----------
Operating income . . . . . . . . .     30,167            888            174              -                (140)             31,089
Interest income  . . . . . . . . .        747              9                                              (425) (c)            331
Interest expense . . . . . . . . .      8,182          2,784                        (2,784) (d)          1,104  (e)          9,286
Foreign exchange gain  . . . . . .        368                                                                                  368
Other, net . . . . . . . . . . . .     (1,793)             8           (174)                                                (1,959)
                                    ---------      ---------        -------       --------            --------          ----------
Income before non-controlling
    partners' interest in PILP
     and income taxes  . . . . . .     21,307         (1,879)             -          2,784              (1,669)             20,543
Non-controlling partners
     interest in PILP  . . . . . .     (4,500)                                                           4,500  (f)             -
                                    ---------      ---------        -------       --------            --------          ----------
Income before income taxes . . . .     16,807         (1,879)             -          2,784               2,831              20,543
Income tax provision . . . . . . .      3,536                                          300  (g)            454  (g)          4,290
                                    ---------      ---------        -------       --------            --------          ----------
Net income (loss)  . . . . . . . .  $  13,271      $  (1,879)       $     -       $  2,484            $  2,377           $  16,253
                                    ---------      ---------        -------       --------            --------          ----------
                                    ---------      ---------        -------       --------            --------          ----------

-------------------
     (a) Represents Lee Lighting's operating results for the first six months ended June 30, 1996. Operating results of Lee Lighting have been included with the Company's historical results under the Panavision Inc. historical column since the effective date of the acquisition (July 1, 1996).

     (b) To reflect the amortization of deferred financing costs incurred in connection with the Recapitalization.

     (c) To reflect lower interest income earned due to the use of cash in the Recapitalization.

     (d) To reflect the elimination of Lee Lighting's historical interest expense as the underlying borrowing was not assumed by the Company.

     (e) To reflect higher interest expense due to additional borrowings required for the Recapitalization.

     (f) To reflect the elimination of non-controlling partners' interest in PILP.

     (g) To adjust the pro forma tax provision to reflect the tax effect of the pro forma adjustments including the recognition of tax benefits which had previously been allocated to the non-controlling partners in PILP.

                                 PANAVISION INC.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996
                                (IN THOUSANDS)

(2) To eliminate intercompany revenues between the Company and FSG and the related cost of sales.

(3)   To adjust depreciation expense for:

        Revaluation of fixed assets. . . . . . . . . . .   $1,457
        Conform estimated useful lives . . . . . . . . .   (1,661)
                                                          --------
                                                          ($  204)
                                                          --------
                                                          --------

(4)   To reflect amortization of goodwill resulting from the purchase of FSG.

(5)   To eliminate management fees paid to Visual Action Holdings, Plc.

(6) To reflect higher interest expense due to additional borrowings required for the acquisition of FSG. The pro forma interest adjustment is computed as follows:

        Additional Borrowing:
          $58 million at 7.24% . . . . . . . . . . .       $4,199
          Less existing interest charge for FSG. . .         (878)
                                                           -------
                                                            $3,321
                                                           -------
                                                           -------

(7) To adjust the pro forma tax provision to reflect the tax effect of the pro forma adjustments and to adjust the overall effective tax rate to 22%.

                                 PANAVISION INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED MARCH 31, 1997
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     FSG           PANAVISION INC.
                                                   HISTORICAL                     PRO FORMA         COMBINED
                                                 PANAVISION INC.    FSG          ADJUSTMENTS        PRO FORMA
                                                    --------      ---------        -------          ---------
Revenue  . . . . . . . . . . . . . . . . . .        $ 31,156      $  14,933        $  (959) (1)     $  45,130

Cost of sales .. . . . . . . . . . . . . . .          15,829          5,031           (959) (1)
                                                                                       (51) (2)        19,850
                                                    --------      ---------        -------          ---------
Gross margin . . . . . . . . . . . . . . . .          15,327          9,902             51             25,280

Operating costs  . . . . . . . . . . . . . .           9,441          9,744             78  (3)
                                                                                      (500) (4)        18,763
                                                    --------      ---------        -------          ---------
Operating income . . . . . . . . . . . . . .           5,886            158            473              6,517

Interest income .. . . . . . . . . . . . . .              79             48                               127
Interest expense . . . . . . . . . . . . . .             956            209            841  (5)         2,006
Foreign exchange (loss)  . . . . . . . . . .             (96)                                             (96)
Other, net . . . . . . . . . . . . . . . . .             260            (39)                              221
                                                    --------      ---------        -------          ---------
Income (loss) before income taxes. . . . . .           5,173            (42)          (368)             4,763

Income tax provision (benefit) . . . . . . .           1,655             (8)          (123) (6)         1,524
                                                    --------      ---------        -------          ---------
Net income (loss)  . . . . . . . . . . . . .        $  3,518      $     (34)       $  (245)         $   3,239
                                                    --------      ---------        -------          ---------
                                                    --------      ---------        -------          ---------
Net income per common share .. . . . . . . .        $   0.18                                        $    0.17

Shares used in computation.. . . . . . . . .          19,372                                           19,372


                                 PANAVISION INC.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED MARCH 31, 1997
                                  (IN THOUSANDS)

(1) To eliminate intercompany revenues between the Company and FSG and the related cost of sales.

(2)  To adjust depreciation expense for:

        Revaluation of fixed assets. . . . . . . .     $1,457
        Conform estimated useful lives . . . . . .     (1,661)
                                                       -------
                                                        ($204)
        Represents three months of the year. . . .        25%
                                                       -------
                                                         ($51)
                                                       -------
                                                       -------

(3)  To reflect the amortization of goodwill resulting from the purchase of FSG.

(4)  To eliminate management fees paid to Visual Action Holdings, Plc.

(5) To reflect higher interest expense due to additional borrowings required for the acquisition of FSG. The pro forma interest adjustment is computed as follows:

        Additional Borrowing:
          $58 million at 7.24% . . . . . . . . . .    $4,199
          Represents three months of the year. . .       25%
                                                      ------
                                                      $1,050
        Less existing interest charge for FSG. . .      (209)
                                                      ------
                                                      $  841
                                                       ------
                                                       ------

(6) To adjust the pro forma tax provision to reflect the tax effect of the pro forma adjustments and to adjust the overall effective tax rate to 32%.

PANAVISION INC
FILM SERVICES GROUP

REPORT OF THE INDEPENDENT AUDITORS

We have audited the accompanying combined balance sheet of the Film Services Group of Visual Action Holdings plc acquired by Panavision Inc (hereafter referred to as Film Services Group) as at 31 December 1996 and the related combined profit and loss account and combined statement of cash flows for the year then ended and the notes thereto on pages 2 to 18. These combined financial statements, which have been prepared as set out in note 1, are the responsibility of the directors of Panavision Inc. Our responsibility is to express an opinion on these combined financial statements based on our audit.

Our audits were performed whilst the companies which now constitute the Film Services Group were subsidiaries of Visual Action Holdings plc. Full scope audits were performed in respect of each subsidiary and unqualified opinions were given thereon in February 1997. No further audit work has been undertaken. We conducted our audit in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above have been properly extracted from the audited accounts of the relevant subsidiaries of Visual Action Holdings plc to present the combined financial position of the Film Services Group as at 31 December 1996 and the combined results of its operations and its combined cash flows for the year then ended in conformity with accounting principles generally accepted in the United Kingdom, on the basis described in note 1 to the financial statements, which differ in certain respects from those followed in the United States. The results to, and financial position at, 31 March 1996 and 1997 have not been audited and accordingly we express no opinion thereon.



Coopers & Lybrand
Chartered Accountants
London, United Kingdom
7 August 1997

PANAVISION INC
FILM SERVICES GROUP

COMBINED PROFIT AND LOSS ACCOUNT


                                                                      Three months
                                                         Year Ended   ended 31 March
                                                        31 December    (unaudited)
                                                            1996            1996          1997
                                                           L'000           L'000         L'000
Turnover                                                   41,450          8,670          9,094
Cost of sales                                             (19,701)        (3,624)        (3,064)
                                                         --------       --------       --------
Gross profit                                               21,749          5,046          6,030
Operating expenses                                        (19,184)        (5,051)        (5,934)
                                                         --------       --------       --------
Operating profit                                            2,565             (5)            96
Income from interests in associated undertakings                -             (3)           (24)
Interest receivable and similar income                        125             48             29
Interest payable and similar charges                         (562)           (93)          (127)
                                                         --------       --------       --------
Profit/(loss) on ordinary activities before taxation        2,128            (53)           (26)
Tax on profit/(loss) on ordinary activities                  (390)           (10)             5
                                                         --------       --------       --------
Profit/(loss) on ordinary activities after taxation         1,738            (63)           (21)
Dividends payable to Visual Action Holdings plc            (4,374)          (200)             -
                                                         --------       --------       --------
Retained loss                                              (2,636)          (263)           (21)
                                                         --------       --------       --------
                                                         --------       --------       --------


STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                                                               L'000

Retained loss for the year ended 31 December 1996                             (2,636)
Currency translation adjustments on aggregation of overseas subsidiaries        (526)
                                                                               ------
Total losses recognised in the year ended 31 December 1996                    (3,162)
                                                                              -------
                                                                              -------

PANAVISION INC
FILM SERVICES GROUP

COMBINED BALANCE SHEET

                                                       31 DECEMBER      31 MARCH
                                                          1996            1997
                                                                       (UNAUDITED)
                                                           L'000         L'000
FIXED ASSETS
Tangible assets                                            24,492        24,282
Investments                                                   226           212
                                                         --------      --------
                                                           24,718        24,494
CURRENT ASSETS
Stock                                                       1,850         1,602
Debtors                                                     8,900         9,674
Cash at bank and in hand                                    1,443         1,368
                                                        ---------     ---------
                                                           12,193        12,644
CREDITORS: amounts falling due within one year            (16,134)      (17,726)
                                                        ---------     ---------
NET CURRENT LIABILITIES                                    (3,941)       (5,082)

CREDITORS: amounts falling due after more than one year    (3,917)       (2,356)
PROVISIONS FOR LIABILITIES AND CHARGES                       (615)         (566)
                                                        ---------     ---------
NET ASSETS                                                 16,245        16,490
                                                        ---------     ---------
                                                        ---------     ---------

PANAVISION INC
FILM SERVICES GROUP

COMBINED STATEMENT OF CASH FLOWS

                                                        YEAR ENDED        THREE MONTHS ENDED
                                                       31 DECEMBER       31 MARCH (UNAUDITED)
                                                           1996            1996           1997
                                                            L'000          L'000          L'000

NET CASH INFLOW FROM OPERATING ACTIVITIES                   9,496          2,269            915
                                                        ---------      ---------      ---------
RETURNS FROM INVESTMENTS AND SERVICING OF FINANCE
Interest received                                             125             48             29
Interest paid                                                (562)           (96)          (151)
Dividends paid                                               (626)             -            (76)
                                                        ---------      ---------      ---------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE                                       (1,063)           (48)          (198)
                                                        ---------      ---------      ---------
TAXATION
Corporation tax                                              (949)          (206)             4
                                                        ---------      ---------      ---------
INVESTING ACTIVITIES
Payments to acquire tangible fixed assets                  (9,989)        (1,820)        (1,299)
Receipts from sales of tangible fixed assets                  950            143            110
                                                        ---------      ---------      ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES                 (9,039)        (1,677)        (1,189)
                                                        ---------      ---------      ---------
NET CASH (OUTFLOW)/INFLOW BEFORE FINANCING ACTIVITIES      (1,555)           338           (468)
                                                        ---------      ---------      ---------
NET CASH OUTFLOW FROM FINANCING ACTIVITIES                   (378)           (24)           (87)
                                                        ---------      ---------      ---------
(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS           (1,933)           314           (555)
                                                        ---------      ---------      ---------
                                                        ---------      ---------      ---------
RECONCILIATION OF OPERATING PROFIT TO NET CASH
 INFLOW FROM OPERATING ACTIVITIES
Operating profit                                            2,565             (5)            96
Depreciation charge                                         6,227          1,469          1,732
Profit on sale of tangible fixed assets                      (327)          (131)           (53)
Decrease/(increase) in debtors                                226          1,088           (774)
Increase/(decrease) in creditors                              626           (212)          (334)
Decrease in stock                                             179             60            248
                                                        ---------      ---------      ---------
NET CASH INFLOW FROM OPERATING ACTIVITIES                   9,496          2,269            915
                                                        ---------      ---------      ---------
                                                        ---------      ---------      ---------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS
(INFORMATION FOR THE PERIOD ENDED 31 MARCH 1996 AND
SUBSEQUENT TO 31 DECEMBER 1996 IS UNAUDITED)

1    PRINCIPAL ACCOUNTING POLICIES

The combined financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important Film Services Group accounting policies is set out below.

BASIS OF ACCOUNTING

The combined financial statements have been prepared in accordance with the historical cost convention.

BASIS OF COMBINATION

Following the acquisition by Panavision Inc of the film services operations of Visual Action Holdings plc, Panavision Inc are required to file a Form 8-K with the SEC. These combined financial statements have been prepared to reflect the combined film services operations of Visual Action Holdings plc. The combined film services operations of Visual Action Holdings plc did not constitute a separate group for accounting or taxation purposes. These combined financial statements are based on an aggregation of the audited financial statements of the companies listed below, adjusted to eliminate transactions, balances and investments between these companies. The combined financial statements have also been adjusted to eliminate the activities, assets and liabilities of Cine Holdings Limited and Samuelson Group Limited. Further adjustments have also been made to eliminate the audio visual business of Victor Duncan Inc. which has not been acquired by Panavision Inc.

COMPANIES REGISTERED IN ENGLAND AND WALES
Cine-Europe Limited
Cine Holdings Limited
Samuelson Film Service London Limited
Samuelson Group Limited
Grip House Limited
235 Research Plc

COMPANIES INCORPORATED IN AUSTRALIA
John Barry Group Pty Limited
Samuelson Cases Australia Pty Limited
Samuelson Film Service (Australia) Limited
Samuelson Group Pty Limited

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

COMPANIES INCORPORATED IN FRANCE
Samuelson Alga Cinema SA
Cinecam SARL

COMPANIES INCORPORATED IN THE UNITED STATES OF AMERICA
Victor Duncan Inc

COMPANIES INCORPORATED IN SINGAPORE
Samuelson Film Service Pte Limited

COMPANIES INCORPORATED IN NEW ZEALAND
Film Facilities Limited
Visual Action Holdings NZ Limited

DEPRECIATION

Depreciation is calculated to write off the cost less estimated residual value of tangible fixed assets by equal annual instalments over their expected useful economic lives as follows:

Freehold buildings                         -2.5%
Short leasehold land and buildings         -Over the period of the lease
Plant and hire equipment                   -15-33%
Office equipment, fixtures and fittings    -10%
Vehicles                                   -20%

Freehold land is not depreciated.

Profits or losses on the disposal of hire equipment which reflect normal adjustments to depreciation previously charged are included in operating profit as part of the normal depreciation charge.

DEFERRED TAXATION

Deferred taxation is provided using the liability method in respect of the taxation effect of all material timing differences to the extent that it is considered probable that liabilities will crystallise in the foreseeable future.

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

FINANCE AND OPERATING LEASES

Costs in respect of operating leases are charged on a straight line basis over the lease term. Leasing agreements which transfer to the Film Services Group substantially all the benefits and risks of ownership of an asset are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit so as to give a constant periodic rate of charge on the remaining balance outstanding at each accounting period. Assets held under finance leases are depreciated over the shorter of the lease terms and the useful lives of equivalent owned assets.

FOREIGN CURRENCIES

Assets and liabilities of subsidiaries in foreign currencies are translated into sterling at rates of exchange ruling at the end of the financial year and the results of foreign subsidiaries are translated at the average rate of exchange for the year. Differences on exchange arising from the retranslation of the opening net investment in subsidiary companies, and from the translation of the results of those companies at average rate, are taken to reserves and are reported in the statement of total recognised gains and losses. All other foreign exchange differences are taken to the profit and loss account in the year in which they arise.

INVESTMENTS

Shares in associated undertakings are stated at cost less provision for any permanent diminution in the value of the investment.

STOCKS AND WORK-IN-PROGRESS

Stocks and work-in-progress are stated at the lower of cost and net realisable value. Cost comprises purchase cost of goods, direct labour and those overheads related to manufacture and distribution based on normal activity levels. Where necessary provision is made for obsolete, slow moving and defective stocks.

PENSION SCHEMES

The Film Services Group employees and ex-employees benefit from two pension schemes operated by Visual Action Holdings plc.

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

     DEFINED BENEFIT SCHEME

The regular cost of providing retirement pensions is charged to the profit and loss account over the employees' service lives on the basis of a constant percentage of earnings. Variations from regular cost, arising from periodic actuarial valuations, are allocated over the expected remaining service lives of current employees on the basis of a constant percentage of current and estimated future earnings. The difference between the charge to the profit and loss account and the contributions payable is shown as an asset or as a liability in the balance sheet.

     DEFINED CONTRIBUTION SCHEME

Contributions are charged to the profit and loss account on a payable basis.

TURNOVER

Turnover comprises sales of goods and services to external customers excluding value added tax.

COST OF SALES

Cost of sales represent directly attributable cost of sales.

NET OPERATING EXPENSES

Net operating expenses represent the cost of operations and administration, including depreciation and profits and losses on disposal of hire equipment.

UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS

The accompanying unaudited combined financial statements at 31 March 1997 and unaudited combined financial statements for the three month periods ended 31 March 1996 and 31 March 1997 have been prepared on the same basis as the audited combined financial statements and, in the opinion of management, include all adjustments (consisting only of normal and recurring accruals) necessary to present fairly the financial information set forth therein, in accordance with accounting principles generally accepted in the United Kingdom which differ in certain respects from those followed in the United States. The results of operations for the three month period ended 31 March 1997 are not necessarily indicative of the results to be expected for the entire fiscal year.

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

2    TURNOVER

Turnover represents amounts invoiced to third parties in respect of the provision of services and equipment to the film, television and allied industries. An analysis of turnover by geographical market is given below:

                                                      YEAR ENDED
                                                     31 DECEMBER
                                                            1996
                                                           L'000
                                                     -----------
UK                                                        12,612
All other                                                 28,838
                                                       ---------
                                                          41,450
                                                       ---------
                                                       ---------

An analysis of turnover by product is given below:

                                                       YEAR ENDED
                                                      31 DECEMBER
                                                             1996
                                                            L'000
                                                      -----------
Camera rental                                              26,363
Lighting rental                                             2,870
Sales and other                                            12,217
                                                          -------
Total rental revenue and sales                             41,450
                                                          -------
                                                          -------

PANAVISION
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

3    OPERATING PROFIT

Operating profit is stated after charging/(crediting):

                                                                 YEAR ENDED
                                                                31 DECEMBER
                                                                       1996
                                                                      L'000
                                                                -----------
Profit on disposal of tangible fixed assets                            (327)
Depreciation:
  Tangible owned fixed assets                                         5,728
  Tangible fixed assets held under finance leases                       499
Operating lease rentals:
  Plant and hire equipment                                            2,919
  Other                                                               1,569
Auditors' remuneration:
  Audit services                                                        120
  Other services                                                         41
                                                                  ---------
                                                                  ---------

4    DIRECTORS' REMUNERATION

                                                                 YEAR ENDED
                                                                31 DECEMBER
                                                                       1996
                                                                      L'000
                                                                -----------
Other emoluments, including pension contributions, of persons who were directors of any of the companies within the
 Film Services Group during the financial year                        1,576
                                                                  ---------
                                                                  ---------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

The emoluments of the chairman, excluding pension contributions, were Lnil. The emoluments of the highest paid director, excluding pension contributions, were L270,000. Directors' emoluments excluding pensions contributions fell within the following ranges:

                                                 YEAR ENDED
                                                31 DECEMBER
                                                       1996
                                                -----------

L25,001 to L30,000                                        1
L30,001 to L35,000                                        2
L35,001 to L40,000                                        1
L45,001 to L50,000                                        2
L50,001 to L55,000                                        2
L60,001 to L65,000                                        1
L65,001 to L70,000                                        1
L85,001 to L90,000                                        2
L90,001 to L95,000                                        1
L95,001 to L100,000                                       1
L140,001 to L145,000                                      2
L145,001 to L150,000                                      1
L265,001 to L270,000                                      1

5    STAFF COSTS

                                                 YEAR ENDED
                                                31 DECEMBER
                                                       1996
                                                      L'000
                                                -----------
Wages and salaries                                    9,205
Social security costs                                 1,380
Other pension costs                                     181
                                                  ---------
                                                     10,766
                                                  ---------
                                                  ---------

The Film Services Group contributes to a number of defined contribution pension schemes on behalf of its employees. The assets of the schemes are held separately from those of the Film Services Group in independently administered funds. The pension cost charge represents contributions payable by the Film Services Group to the funds and amounted to L308,000.

PANAVISION INC
SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

The average weekly number of employees during the year was made up as follows:

                                                  YEAR ENDED
                                                 31 DECEMBER
                                                        1996
                                                 -----------
Maintenance and support                                  125
Selling and distribution                                 157
Administration                                           101
                                                    --------
                                                         383
                                                    --------
                                                    --------

6    INTEREST RECEIVABLE AND SIMILAR INCOME

                                                  YEAR ENDED
                                                 31 DECEMBER
                                                        1996
                                                       L'000
                                                 -----------
Bank interest                                             62
Other                                                     63
                                                     -------
                                                         125
                                                     -------
                                                     -------

7    INTEREST PAYABLE AND SIMILAR CHARGES

                                                  YEAR ENDED
                                                 31 DECEMBER
                                                        1996
                                                       L'000
                                                 -----------
On bank loans and overdraft                              388
On other loans                                           152
Finance lease charges                                     22
                                                   ---------
                                                         562
                                                   ---------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

8    TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                  YEAR ENDED
                                                 31 DECEMBER
                                                        1996
                                                       L'000
                                                 -----------
Based on the profit for the year:
Overseas taxation
   Current                                               405
   Deferred                                               61
Share of associated undertakings' taxation                18
Prior year adjustment                                    (94)
                                                    --------
                                                         390
                                                    --------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

9   TANGIBLE FIXED ASSETS

The analysis of tangible fixed assets is as follows:


                                                        PLANT AND       FIXTURES
                                           LAND AND          HIRE            AND
                                          BUILDINGS     EQUIPMENT       FITTINGS          TOTAL
                                              L'000         L'000          L'000          L'000
COST OR VALUATION:
At 1 January 1996                           10,121         47,441          5,714         63,276
Additions                                    1,790          7,414            785          9,989
Disposals                                     (799)        (1,131)          (293)        (2,223)
Exchange movement                             (790)        (2,550)          (382)        (3,722)
Other movements                                  -            191           (307)          (116)
                                          --------       --------       --------       --------
AT 31 DECEMBER 1996                         10,322         51,365          5,517         67,204
                                          --------       --------       --------       --------
DEPRECIATION:
AT 1 JANUARY 1996                            5,753         31,530          3,441         40,724
Charge for the year                            888          4,515            824          6,227
Disposals                                     (396)          (913)          (291)        (1,600)
Exchange movement                             (554)        (1,726)          (243)        (2,523)
Other movements                                  -            184           (300)          (116)
                                          --------       --------       --------       --------
AT 31 DECEMBER 1996                          5,691         33,590          3,431         42,712
                                          --------       --------       --------       --------
NET BOOK VALUE
AT 31 DECEMBER 1996                          4,631         17,775          2,086         24,492
                                          --------       --------       --------       --------
                                          --------       --------       --------       --------
At 31 December 1995                          4,368         15,911          2,273         22,552
                                          --------       --------       --------       --------
                                          --------       --------       --------       --------


The net book value of tangible fixed assets includes an amount of L1,259,000 in respect of assets under finance leases.

10  STOCKS

                                       31 DECEMBER       31 MARCH
                                              1996           1997
                                             L'000          L'000

Materials and consumables                    1,850          1,602
                                       -----------      ---------
                                       -----------      ---------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

11  DEBTORS

                                       31 DECEMBER       31 MARCH
                                              1996           1997
                                             L'000          L'000

AMOUNTS FALLING DUE WITHIN ONE YEAR:
Trade debtors                                6,913          7,964
Other debtors                                1,114            565
Prepayments and accrued income                 873          1,145
                                           -------        -------
                                             8,900          9,674
                                           -------        -------
                                           -------        -------


12  CREDITORS

                                       31 DECEMBER       31 MARCH
                                              1996           1997
                                             L'000          L'000

Amounts falling due within one year
 were as follows:
Bank loans and overdrafts                    2,220          2,700
Trade creditors                             10,571         10,710
Bills of exchange payable                      156            273
Corporation tax                                 43             42
Other creditors (including other
 taxes and social security)                  1,391          2,259
Accruals and deferred income                 1,290          1,567
Amounts payable under finance leases           387            175
Dividends payable                               76              -
                                         ---------      ---------
                                            16,134         17,726
                                         ---------      ---------
                                         ---------      ---------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

13  OBLIGATIONS UNDER OPERATING LEASES

The annual commitments under non-cancellable operating leases are as follows:

                                      31 DECEMBER
                                             1996
                                            L'000
Operating leases which expire:
Within one year                              228
Within two to five years                   1,189
After five years                             521
                                         -------
                                           1,938
                                         -------
                                         -------

14  DEFERRED TAXATION

Deferred taxation provided in the accounts and the amounts not provided are as follows:

                                                       PROVIDED    NOT PROVIDED
                                                    31 DECEMBER     31 DECEMBER
                                                           1996            1996
                                                          L'000           L'000

Accelerated capital allowances and other timing
 differences                                                594             741
                                                     ----------     -----------
                                                     ----------     -----------

15  ACQUISITIONS

On 17 May 1996 the Film Services Group acquired the 70% it did not already own of Film Facilities Limited for a total cash consideration of L3,197,000. The acquisition expenses amounted to L115,000.

The Film Services Group has used acquisition accounting for the above purchases. Goodwill arising on the above acquisition during the year has been written off immediately against reserves.

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

The net assets of Film Facilities Limited at the date of acquisition are set out below:

                                                  BOOK AND
                                                FAIR VALUE
                                                     L'000

TANGIBLE FIXED ASSETS                                1,593

CURRENT ASSETS
Stocks                                                 371
Debtors                                                405
Cash at bank and in hand                                50
                                                    ------
TOTAL ASSETS                                         2,419

LIABILITIES
Short term creditors                                   353
Bank overdraft                                          52
Long term creditors and provisions                     221
                                                    ------
NET ASSETS                                           1,793

Post acquisition profits previously included in
 Film Services Group accounts                         (231)

Goodwill written off in the financial statements
 of Visual Action Holdings plc                       1,853
                                                    ------
                                                     3,415
                                                    ------
                                                    ------
SATISFIED BY
Cash                                                 3,197
Acquisition expenses                                   115
                                                    ------
                                                     3,312
                                                    ------
Original investment in company                         103
                                                    ------
                                                     3,415
                                                    ------
                                                    ------

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

The summarised profit and loss account for the above acquisition for the period from the beginning of its financial year up to the date of acquisition is as follows:

PROFIT AND LOSS ACCOUNT

                                                        FILM
                                                  FACILITIES
                                                     LIMITED
                                                1 APRIL 1996
                                                   TO 31 MAY
                                                        1996
                                                       L'000

Turnover                                                 497
                                                      ------
Operating profit                                          17
Profit on sale of fixed assets                             1
                                                      ------
Profit before tax                                         18
Taxation                                                  (8)
                                                      ------
Profit after tax                                          10
Minority interests                                         -
                                                      ------
PROFIT AFTER TAX AND MINORITY INTERESTS                   10
                                                      ------
                                                      ------

The financial statements of Film Facilities Limited for the year ended 31 March 1996 showed profit after taxation and minority interests of L183,000.

PANAVISION INC
FILM SERVICES GROUP

NOTES TO THE COMBINED FINANCIAL STATEMENTS

16   CASH FLOW STATEMENT

(a)  Analysis of changes in cash equivalents during the year:

                                                  31 DECEMBER
                                                         1996
                                                        L'000

Balance at 1 January                                    1,156
Net cash outflow                                       (1,933)
                                                   ----------
Balance at 31 December                                   (777)
                                                   ----------
                                                   ----------

(b)  Analysis of cash and short term deposits as shown in the balance sheet:

                                                  31 DECEMBER
                                                         1996
                                                        L'000

Cash at bank and in hand                                 (777)
                                                   ----------
                                                   ----------

(c)  Analysis of changes in financing during the year:

                                            LOANS AND FINANCE
                                            LEASE OBLIGATIONS
                                                        L'000

Balance at 1 January 1996                               2,977
Net cash outflows from financing                         (378)
                                                   ----------
Balance at 31 December 1996                             2,599
                                                   ----------
                                                   ----------

17   CAPITAL COMMITMENTS

Amounts contracted for but not provided in the financial statements amounted to L507,000.

18   EVENTS SINCE THE BALANCE SHEET DATE

The statutory accounts, from which these combined financial statements have been prepared, were approved by the directors in February 1997. No amendments have been made to reflect events subsequent to that approval except as set out in note 1 above.

PANAVISION INC
FILM SERVICES GROUP

DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES

The combined financial statements are prepared under accounting principles generally accepted in the United Kingdom (UK GAAP) which differ in certain respects from United States generally accepted accounting principles (US
GAAP). Differences estimated to have a significant effect on net income and net assets of the Film Services Group are set out below.

GOODWILL

Goodwill arising on the acquisition of subsidiaries and associates is written off immediately against reserves. In US GAAP, as set out in Accounting Principle Board Opinion 16 and 17, goodwill arising on a purchase should be capitalised and amortised over the useful life of the goodwill.

DEFERRED TAXATION

Provision is made for deferred taxation using the liability method on all material timing differences to the extent that it is probable that the liabilities will crystallise in the foreseeable future. With respect to timing differences giving rise to a deferred taxation asset (which is the case with Film Services Group), under UK GAAP the asset is not recognised unless recovery within the immediate term is certain. Under US GAAP, as set out in Statements of Financial Accounting Standards No. 109 "Accounting for Income Taxes", deferred taxation is generally provided on a full liability basis on all temporary differences and a deferred taxation asset would be recognised in full.

PANAVISION INC
FILM SERVICES GROUP

DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES (CONTINUED)

The following is a summary of the effect of the above differences on the reported amounts:
                                                                         THREE
                                                     YEAR ENDED   MONTHS ENDED
                                                    31 DECEMBER       31 MARCH
                                                           1996           1997
                                                          L'000          L'000
NET INCOME
Profit/(loss) on ordinary activities after
 taxation                                                 1,738           (21)

ADJUSTMENTS
Goodwill amortisation arising on acquisition
 of Film Facilities Limited by Visual Action
 Holdings plc                                               (43)          (19)
Deferred taxation                                          (435)         (109)
                                                     ----------    ----------
Net income as adjusted to accord with
 US GAAP                                                  1,260          (149)
                                                     ----------    ----------
                                                     ----------    ----------
NET ASSETS
Net assets as reported                                   16,245        16,490

ADJUSTMENTS
Goodwill arising on acquisition of
Film Facilities Limited by Visual Action Holdings plc     1,810         1,791
Deferred taxation                                           741           632
                                                     ----------    ----------
Net assets as adjusted to accord with US GAAP            18,796        18,913
                                                     ----------    ----------
                                                     ----------    ----------

PANAVISION INC
FILM SERVICES GROUP

STATEMENTS OF CASH FLOWS

The statements of cash flows prepared in accordance with UK GAAP present substantially the same information as that required under US GAAP. UK and US GAAP differ, however, with regard to the classification of items within the statements and as regards the definition of cash and cash equivalents.

Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, investing activities and financing activities. US GAAP, however, requires only three categories of cash flow activity to be reported: operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under UK GAAP would be included as operating activities under US GAAP.

Under US GAAP, cash and cash equivalents would not include bank overdrafts and borrowings with initial maturities of less than three months.

PANAVISION INC
FILM SERVICES GROUP


DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES (CONTINUED)

The categories of cash flow activity under US GAAP can be summarised as follows:

                                                                      THREE
                                                  YEAR ENDED   MONTHS ENDED
                                                 31 DECEMBER       31 MARCH
                                                        1996           1997
                                                       L'000          L'000

Cash inflow from operating activities                  7,484            721
Cash outflow on investing activities                  (9,039)        (1,189)
Cash inflow from financing activities                  1,545            393
                                                  ----------     ----------
(Decrease) in cash and cash equivalents                  (10)           (75)
Cash and cash equivalents at 1 January                 1,453          1,443
                                                  ----------     ----------
Cash and cash equivalents at 31 December/31 March      1,443          1,368
                                                  ----------     ----------
                                                  ----------     ----------

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PANAVISION INC.


Date:  August 13, 1997               By:  /s/ WILLIAM C. SCOTT
      -------------------                -------------------------------------
                                                  William C. Scott
                                                CHAIRMAN OF THE BOARD
                                             AND CHIEF EXECUTIVE OFFICER



Date:  August 13, 1997               By:  /s/ JEFFREY J. MARCKETTA
      -------------------                -------------------------------------
                                                 Jeffrey J. Marcketta
                                               EXECUTIVE VICE PRESIDENT
                                              AND CHIEF FINANCIAL OFFICER